UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2015

The Pulse Network, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54741

(Commission File Number)

45-4798356

 (IRS Employer Identification No.)

10 Oceana Way

Norwood, Massachusetts 02062

(Address of principal executive offices)(Zip Code)

(781) 688-8000

Registrant's telephone number, including area code

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 26, 2015, The Pulse Network Inc., a Nevada corporation (the "Company"), entered into an Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of October 5, 2015, by and among the Company, The Pulse Network Inc., a Massachusetts corporation and wholly owned subsidiary of the Company ("Pulse Massachusetts"), MikeKoenigs.com Inc., a Minnesota corporation ("Buyer"), You Everywhere Now, LLC, a California limited liability company and subsidiary of the Company, Traffic Geyser, LLC, a California limited liability company and subsidiary of the Company, and VoiceFollowup, LLC, a California limited liability company and subsidiary of the Company. Closing of the Asset Purchase Agreement also occurred on October 26, 2015.

Pursuant to the terms and conditions of the Asset Purchase Agreement, Pulse Massachusetts sold the following assets (the "Assets") to Buyer:

•	Full ownership, intellectual property and administrative rights to all Publish and Profit courses and products, including the main product plus certification products;

•	Full ownership, intellectual property and administrative rights to all Top Gun Consulting Toolkit courses and products, including the main product plus certification products;

•	Full ownership, intellectual property and administrative rights to the Publish and Profit Facebook Group;

•	Full ownership, intellectual property and administrative rights to the Publish and Profit Kajabi Site;

•	Full ownership, intellectual property and administrative rights to all Publish and Profit digital assets on Amazon S3, Youtube or Vimeo;

•	Full ownership, intellectual property and administrative rights to all Publish and Profit customer records, spreadsheets, and customer data; and

•	Full ownership, intellectual property and administrative rights to all You Everywhere Now "YEN" assets including the You Everywhere Now Facebook Group.

Buyer delivered to the Company and Pulse Massachusetts the following consideration as payment for the assets:

•	Decreased the amount due on that certain Promissory Note (the "Note") dated October 3, 2014 payable by Pulse Massachusetts to Buyer from $1,170,000.00 to $670,000.00;

•

Waived all rights to payment by Pulse Massachusetts of interest that was accrued and payable under the Note as of June 30, 2015, and no interest shall accrue or become payable under the Note until January 1, 2017;

•	Promised to provide up to three (3) informational webinars or webcasts promoted to the Company;

•	Terminated of a sublease by Buyer to the Company of certain office space; and

•	Waived all rights to reimbursement by the Company for $64,195.45 of currently outstanding miscellaneous costs, expenses and interest.

The Assets were originally purchased by the Company, as a result of the transactions under that certain Securities Purchase Agreement (the "Securities Purchase Agreement"), dated October 3, 2014, by among the same parties to the Asset Purchase Agreement. The transactions under the Securities Purchase Agreement were disclosed on a Current Report on Form 8-K, filed by the Company with the Securities and Exchange Commission on October 14, 2014.

The Company believes that the Assets were not material to its current operations.

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Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

10.1

Asset Purchase Agreement, dated October 5, 2015, by and among the Pylse Network, Inc., a Massachusetts corporation (the "Company"), The Pulse Network Inc., a Massachusetts corporation and wholly owned subsidiary of the Company, MikeKoenigs.com Inc., a Minnesota corporation, You Everywhere Now, LLC, a California limited liability company and subsidiary of the Company, Traffic Geyser, LLC, a California limited liability company and subsidiary of the Company, and VoiceFollowup, LLC, a California limited liability company and subsidiary of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Pulse Network, Inc. (Registrant)

Date: November 5, 2015	By:	/s/ Stephen Saber
	Name:	Stephen Saber
	Title:	Chief Executive Officer

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